UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39268	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 120
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Annual Meeting was held on May 14, 2024. As of March 20, 2024, the record date for the Annual Meeting, a total of 49,539,158 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:
(1)To elect seven directors to serve for a term of one year;
(2)To approve the NN, Inc. Amended and Restated 2022 Omnibus Incentive Plan;
(3)To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and
(4)To cast an advisory (non-binding) vote to ratify the selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2024.
The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1
Seven directors were elected to serve for a term of one year. The results were as follows:

Name	For	Withheld Authority	Broker Non-Votes
Raynard D. Benvenuti	25,403,571	718,726	13,835,413
Harold C. Bevis	25,859,493	262,804	13,835,413
Christina E. Carroll	25,317,706	804,591	13,835,413
João Faria	23,791,491	2,330,806	13,835,413
Dr. Rajeev Gautam	25,277,307	844,990	13,835,413
Jeri J. Harman	24,990,854	1,131,443	13,835,413
Thomas H. Wilson, Jr.	25,518,162	604,135	13,835,413

Proposal 2
The adoption of the NN, Inc. Amended and Restated 2022 Omnibus Incentive Plan was ratified. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
25,299,286	793,237	29,774	13,835,413
Proposal 3
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
22,685,963	3,056,809	379,525	13,835,413
Proposal 4
The Audit Committee’s selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2024 was ratified. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
39,605,477	258,153	94,080	0

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
 (d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1
NN, Inc. Amended and Restated 2022 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2024

NN, INC.

By:	/s/ Michael C. Felcher
Name:	Michael C. Felcher
Title:	Senior Vice President and Chief Financial Officer